Filed Pursuant to Rule 497

File No. 333-189938

Stellus Capital Investment Corporation Prices Public Offering of Notes

HOUSTON—April 29, 2014 (BUSINESS WIRE)--Stellus Capital Investment Corporation (NYSE: SCM) (the “Company”) announced today the pricing of its public offering of $25.0 million in aggregate principal amount of its 6.50% notes due 2019 (the “Notes”). The Notes will mature on April 30, 2019, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2016. The Notes will bear interest at a rate of 6.50% per year payable quarterly on February 15, May 15, August 15 and November 15, of each year, beginning August 15, 2014. The Company has also granted the underwriters a 30-day option to purchase up to an additional $3.75 million in aggregate principal amount of Notes to cover over-allotments, if any.

The closing of the transaction is subject to customary closing conditions. The Company intends to apply to list the Notes on the New York Stock Exchange under the trading symbol “SCQ,” and if the application is approved, expects trading in the Notes to begin within 30 days from the original issue date.

Keefe, Bruyette & Woods, Inc. is acting as sole book-running manager of this offering. Janney Montgomery Scott LLC and Oppenheimer & Co. Inc. are acting as co-lead managers for the offering.

The Company intends to use all of the net proceeds from this offering to repay a portion of the amount outstanding under its revolving credit facility.

The offering is being made pursuant to the Company’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019 (Attn: Capital Markets) or tel: (800) 966-1559. Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes in this offering nor will there be any sale of the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Stellus Capital Investment Corporation

The Company is an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation by investing primarily in private middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, and corresponding equity investments. The Company’s investment activities are managed by its investment adviser, Stellus Capital Management.

Forward-Looking Statements

Statements included herein may contain “forward-looking statements” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission including the final prospectus that will be filed with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Stellus Capital Investment Corporation

W. Todd Huskinson, (713) 292-5414

Chief Financial Officer

thuskinson@stelluscapital.com

or

BackBay Communications

Kelly Holman, 212-209-3844

kelly.holman@backbaycommunications.com